Offerings - Offering: 1	Aug. 31, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 25,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 3,452.50
Offering Note	(a). Transaction valuation calculated solely for purposes of determining the amount of the filing fee. This amount is based on the maximum aggregate purchase price to be paid for shares of common stock. (b). The amount of the filing fee was calculated in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, by multiplying $25,000,000.00 by 0.00013810.